Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION RAISES 2004 GUIDANCE AND

REPORTS Q3 EARNINGS OF $0.21 PER SHARE

•	Reported third quarter earnings of $0.21 per share on net income of $79.3 million

•	Raised 2004 GAAP earnings guidance for the third consecutive quarter to between $0.92 and $0.97 per share from $0.87 to $0.97 per share

•	Reported Total Daily Average Revenue Trades of 97,400 in Q3, a decrease of 24 percent quarter over quarter and 27 percent year over year

•	Improved bank spread to 213 basis points from 205 basis points in Q204 and 133 basis points in Q303

New York, October 18, 2004 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its third quarter ended September 30, 2004, reporting net income of $79.3 million, or $0.21 per diluted share, compared to net income of $61.4 million, or $0.17 per share, in the same quarter a year ago. Net revenues totaled $337.1 million, a 13 percent decline over the year ago period.

The Company raised the lower end of its 2004 GAAP earnings guidance, thereby narrowing the range to between $0.92 and $0.97 per share from between $0.87 and $0.97 per share. Based on the $0.75 per share the Company earned through the third quarter, including a $0.07 gain on the sale of E*TRADE Access in the second quarter, the revised guidance implies a fourth quarter earnings range of between $0.17 and $0.22 per share.

“As we continue to achieve greater integration of our trading, investing, banking and lending solutions, we are strengthening our strategic position and increasing our competitive advantage through a differentiated value proposition,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “By remaining disciplined and focused, we achieved greater operational efficiencies and delivered strong results in the third quarter, despite the seasonal weakness in the brokerage environment.”

(more)

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Other selected highlights from the third quarter of 2004:

•	Completed back office conversion to new ADP processing platform

•	Launched comprehensive Exchange-Traded Funds Center

•	Swept an additional $800 million of brokerage customer funds to the bank

•	Remained lowest cost stock index fund provider for S&P 500 and International index funds

•	Repurchased $20 million in common stock at an average weighted cost of $11.19 per share

“As we enter the fourth quarter, there is encouraging evidence that we may have seen the lows in trading activity. Total Daily Average Revenue Trades through the first ten trading days of October equaled 114,200—up 17 percent over September,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “The increase in trading activity, combined with our ability to achieve greater integration, positions us to create additional value for our customers and shareholders over the long-term.”

Historical monthly metric data from January 2003 to September 2004 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2004 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Brokerage revenues:
Commissions	$64,005	$92,885	$255,391	$239,553
Principal transactions	48,212	64,174	185,088	165,024
Other brokerage-related revenues	35,600	46,285	120,555	133,450
Brokerage interest income	42,871	36,883	127,831	106,071
Brokerage interest expense	(4,795)	(2,442)	(12,049)	(6,832)

Net brokerage revenues	185,893	237,785	676,816	637,266
Banking revenues:
Banking interest income	250,141	176,254	694,753	545,531
Banking interest expense	(124,057)	(117,481)	(357,567)	(356,768)
Provision for loan losses	(9,145)	(7,988)	(25,701)	(26,149)
Gain on sales of originated loans	12,917	53,308	61,492	171,728
Gain on sales of loans held-for-sale and securities, net	13,108	32,819	42,061	68,974
Other banking-related revenues	8,280	11,246	26,611	26,947

Net banking revenues	151,244	148,158	441,649	430,263

Total net revenues	337,137	385,943	1,118,465	1,067,529

Expenses excluding interest:
Compensation and benefits	87,264	105,203	286,622	294,910
Occupancy and equipment	19,176	20,527	58,290	65,300
Communications	18,465	19,848	56,000	60,647
Professional services	17,365	16,359	47,401	44,165
Commissions, clearance and floor brokerage	30,894	41,429	116,747	110,125
Advertising and market development	10,232	13,966	49,059	49,366
Servicing and other banking expenses	9,129	9,335	26,579	30,603
Fair value adjustments of financial derivatives	(696)	998	(2,817)	15,736
Depreciation and amortization	20,757	20,129	61,826	68,855
Amortization of other intangibles	6,271	6,988	19,967	20,359
Facility restructuring and other exit charges	(231)	46,998	(1,142)	125,336
Acquisition-related expenses	62	534	186	2,856
Other	18,682	29,056	65,121	81,390

Total expenses excluding interest	237,370	331,370	783,839	969,648

Income before other income, income taxes and discontinued operations	99,767	54,573	334,626	97,881

Other income:
Corporate interest income	1,698	1,478	4,755	4,981
Corporate interest expense	(11,873)	(11,395)	(35,751)	(34,273)
Gain on sale and impairment of investments	47,229	40,921	107,506	62,641
Loss on early extinguishment of debt	(18,615)	—	(22,972)	—
Equity in income of investments and venture funds	142	2,176	3,206	5,799

Total other income	18,581	33,180	56,744	39,148

Income before income taxes and discontinued operations	118,348	87,753	391,370	137,029
Income tax expense	38,464	25,427	129,467	46,282
Minority interest in subsidiaries	47	43	876	(5,089)

Income from continuing operations	79,837	62,283	261,027	95,836
Discontinued operations, net of tax:
Income (loss) from discontinued operations	(727)	(880)	(1,781)	(264)
Gain on disposal of discontinued operations	164	—	31,408	—

Net income (loss) from discontinued operations	(563)	(880)	29,627	(264)

Net income	$79,274	$61,403	$290,654	$95,572

Basic income per share from continuing operations	$0.21	$0.17	$0.71	$0.27
Basic income (loss) per share from discontinued operations	(0.00)	(0.00)	0.08	(0.00)

Basic net income per share	$0.21	$0.17	$0.79	$0.27

Diluted income per share from continuing operations	$0.21	$0.17	$0.68	$0.26
Diluted income (loss) per share from discontinued operations	(0.00)	(0.00)	0.07	(0.00)

Diluted net income per share	$0.21	$0.17	$0.75	$0.26

Shares used in computation of per share data:
Basic	369,103	359,432	366,244	356,762
Diluted (1)	380,557	371,173	411,073	364,303

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	September 30, 2004	June 30, 2004	September 30, 2003
Brokerage revenues:
Commissions	$64,005	$79,156	$92,885
Principal transactions	48,212	67,447	64,174
Other brokerage-related revenues	35,600	41,798	46,285
Brokerage interest income	42,871	43,707	36,883
Brokerage interest expense	(4,795)	(4,134)	(2,442)

Net brokerage revenues	185,893	227,974	237,785

Banking revenues:
Banking interest income	250,141	230,228	176,254
Banking interest expense	(124,057)	(115,904)	(117,481)
Provision for loan losses	(9,145)	(7,501)	(7,988)
Gain on sales of originated loans	12,917	21,475	53,308
Gain on sales of loans held-for-sale and securities, net	13,108	14,891	32,819
Other banking-related revenues	8,280	9,690	11,246

Net banking revenues	151,244	152,879	148,158

Total net revenues	337,137	380,853	385,943

Expenses excluding interest:
Compensation and benefits	87,264	99,896	105,203
Occupancy and equipment	19,176	19,119	20,527
Communications	18,465	18,093	19,848
Professional services	17,365	15,672	16,359
Commissions, clearance and floor brokerage	30,894	41,926	41,429
Advertising and market development	10,232	14,773	13,966
Servicing and other banking expenses	9,129	8,984	9,335
Fair value adjustments of financial derivatives	(696)	(2,395)	998
Depreciation and amortization	20,757	20,546	20,129
Amortization of other intangibles	6,271	6,777	6,988
Facility restructuring and other exit charges	(231)	48	46,998
Acquisition-related expenses	62	62	534
Other	18,682	21,450	29,056

Total expenses excluding interest	237,370	264,951	331,370

Income before other income, income taxes and discontinued operations	99,767	115,902	54,573

Other income:
Corporate interest income	1,698	1,694	1,478
Corporate interest expense	(11,873)	(12,540)	(11,395)
Gain on sale and impairment of investments	47,229	31,728	40,921
Loss on early extinguishment of debt	(18,615)	(4,357)	—
Equity in income of investments and venture funds	142	462	2,176

Total other income	18,581	16,987	33,180

Income before income taxes and discontinued operations	118,348	132,889	87,753
Income tax expense	38,464	41,195	25,427
Minority interest in subsidiaries	47	89	43

Income from continuing operations	79,837	91,605	62,283
Discontinued operations, net of tax:
Income (loss) from discontinued operations	(727)	56	(880)
Gain on disposal of discontinued operations	164	31,244	—

Net income (loss) from discontinued operations	(563)	31,300	(880)

Net income	$79,274	$122,905	$61,403

Basic income per share from continuing operations	$0.21	$0.25	$0.17
Basic income (loss) per share from discontinued operations	(0.00)	0.09	(0.00)

Basic net income per share	$0.21	$0.34	$0.17

Diluted income per share from continuing operations	$0.21	$0.24	$0.17
Diluted income (loss) per share from discontinued operations	(0.00)	0.07	(0.00)

Diluted net income per share	$0.21	$0.31	$0.17

Shares used in computation of per share data:
Basic	369,103	365,072	359,432
Diluted (1)	380,557	416,713	371,173

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	September 30, 2004	June 30, 2004	December 31, 2003
ASSETS
Cash and equivalents	$731,370	$1,243,571	$921,364
Cash and investments required to be segregated under Federal or other regulations	716,643	1,362,755	1,644,605
Brokerage receivables, net	3,686,285	3,639,541	2,297,778
Trading securities	651,151	776,734	832,889
Available-for-sale mortgage-backed and investment securities	12,051,677	11,630,652	9,826,940
Other investments	41,431	51,043	49,272
Loans receivable, net	10,307,413	9,557,278	8,130,906
Loans held-for-sale, net	597,875	446,297	1,000,487
Property and equipment, net	287,111	284,146	287,097
Goodwill	408,187	392,520	392,845
Other intangibles, net	125,130	115,444	126,032
Net assets from discontinued operations	—	6,899	47,785
Other assets	734,162	734,734	491,216

Total assets	$30,338,435	$30,241,614	$26,049,216

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$4,134,294	$4,710,976	$3,696,225
Deposits	12,027,025	11,837,898	12,514,486
Securities sold under agreements to repurchase	9,044,660	8,412,010	5,283,609
Other borrowings by Bank subsidiary	1,617,072	1,476,091	1,203,554
Accounts payable, accrued and other liabilities	779,376	712,150	724,681
Net liabilities from discontinued operations	—	45,821	13,037
Convertible subordinated notes	185,165	532,783	695,330
Senior notes	400,000	400,000	—

Total liabilities	28,187,592	28,127,729	24,130,922

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at September 30, 2004, June 30, 2004 and December 31, 2003	—	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,326,125 at September 30, 2004 and at June 30, 2004 and 1,386,125 at December 31, 2003	13	13	14
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 372,295,993 at September 30, 2004, 372,503,216 at June 30, 2004 and 366,636,406 at December 31, 2003	3,723	3,725	3,666
Additional paid-in-capital	2,270,445	2,275,745	2,247,930
Deferred stock compensation	(16,889)	(18,192)	(12,874)
Retained earnings (deficit)	60,189	(19,085)	(230,465)
Accumulated other comprehensive loss	(166,638)	(128,321)	(89,977)

Total shareholders’ equity	2,150,843	2,113,885	1,918,294

Total liabilities and shareholders’ equity	$30,338,435	$30,241,614	$26,049,216

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Segment Reporting

	Three Months Ended September 30, 2004
	Brokerage	Banking	Elimination (2)	Total
Net Revenues:
Commissions	$64,005	$—	$—	$64,005
Principal transactions	48,212	—	—	48,212
Interest income	42,871	250,141	—	293,012
Interest expense	(4,795)	(124,057)	—	(128,852)
Gain on sales of originated loans	—	12,917	—	12,917
Gain on sales of loans held-for-sale and securities, net	—	13,108	—	13,108
Provision for loan losses	—	(9,145)	—	(9,145)
Other revenues	48,541	8,280	(12,941)	43,880

Net revenues	198,834	151,244	(12,941)	337,137

Expenses excluding interest:
Compensation and benefits	55,892	31,372	—	87,264
Occupancy and equipment	12,604	6,572	—	19,176
Communications	16,628	1,837	—	18,465
Professional services	10,820	6,545	—	17,365
Commissions, clearing and floor brokerage	30,890	4	—	30,894
Advertising and market development	5,376	17,797	(12,941)	10,232
Servicing and other banking expenses	—	9,129	—	9,129
Fair value adjustments of financial derivatives	—	(696)	—	(696)
Depreciation and amortization	16,313	4,444	—	20,757
Amortization of other intangibles	4,021	2,250	—	6,271
Restructuring and other exit charges	(227)	(4)	—	(231)
Acquisition-related expenses	—	62	—	62
Other	9,332	9,350	—	18,682

Total expenses excluding interest	161,649	88,662	(12,941)	237,370

Income before other corporate items	$37,185	$62,582	$—	$99,767

	Three Months Ended June 30, 2004
	Brokerage	Banking	Elimination (2)	Total
Net Revenues:
Commissions	$79,156	$—	$—	$79,156
Principal transactions	67,447	—	—	67,447
Interest income	43,707	230,228	—	273,935
Interest expense	(4,134)	(115,904)	—	(120,038)
Gain on sales of originated loans	—	21,475	—	21,475
Gain on sales of loans held-for-sale and securities, net	—	14,891	—	14,891
Provision for loan losses	—	(7,501)	—	(7,501)
Other revenues	53,163	9,690	(11,365)	51,488

Net revenues	239,339	152,879	(11,365)	380,853

Expenses excluding interest:
Compensation and benefits	62,212	37,684	—	99,896
Occupancy and equipment	12,763	6,356	—	19,119
Communications	16,785	1,308	—	18,093
Professional services	8,033	7,639	—	15,672
Commissions, clearing and floor brokerage	41,925	1	—	41,926
Advertising and market development	8,814	17,324	(11,365)	14,773
Servicing and other banking expenses	(68)	9,052	—	8,984
Fair value adjustments of financial derivatives	—	(2,395)	—	(2,395)
Depreciation and amortization	15,332	5,214	—	20,546
Amortization of other intangibles	4,949	1,828	—	6,777
Restructuring and other exit charges	(27)	75	—	48
Acquisition-related expenses	—	62	—	62
Other	11,898	9,552	—	21,450

Total expenses excluding interest	182,616	93,700	(11,365)	264,951

Income before other corporate items	$56,723	$59,179	$—	$115,902

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

	Three Months Ended September 30, 2003
	Brokerage	Banking	Elimination (2)	Total
Net Revenues:
Commissions	$92,885	$—	$—	$92,885
Principal transactions	64,174	—	—	64,174
Interest income	36,883	176,254	—	213,137
Interest expense	(2,442)	(117,481)	—	(119,923)
Gain on sales of originated loans	—	53,308	—	53,308
Gain on sales of loans held-for-sale and securities, net	—	32,819	—	32,819
Provision for loan losses	—	(7,988)	—	(7,988)
Other revenues	47,334	11,246	(1,049)	57,531

Net revenues	238,834	148,158	(1,049)	385,943

Expenses excluding interest:
Compensation and benefits	64,025	41,178	—	105,203
Occupancy and equipment	14,350	6,177	—	20,527
Communications	18,431	1,417	—	19,848
Professional services	8,851	7,508	—	16,359
Commissions, clearing and floor brokerage	41,425	4	—	41,429
Advertising and market development	4,617	10,398	(1,049)	13,966
Servicing and other banking expenses	101	9,234	—	9,335
Fair value adjustments of financial derivatives	—	998	—	998
Depreciation and amortization	15,495	4,634	—	20,129
Amortization of other intangibles	4,445	2,543	—	6,988
Restructuring and other exit charges	30,505	16,493	—	46,998
Acquisition-related expenses	472	62	—	534
Other	13,628	15,428	—	29,056

Total expenses excluding interest	216,345	116,074	(1,049)	331,370

Income before other corporate items	$22,489	$32,084	$—	$54,573

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Key Performance Metrics (3)

CORPORATE METRICS	Qtr ended 9/30/04	Qtr ended 6/30/04	Qtr ended 9/30/04 vs. Qtr ended 6/30/04	Qtr ended 9/30/03	Qtr ended 9/30/04 vs. Qtr ended 9/30/03
Operating margin (4) %
Consolidated	30%	30%	0%	14%	16%
Brokerage	19%	24%	(5)%	9%	10%
Bank	41%	39%	2%	22%	19%

Employees	3,325	3,394	(2)%	3,528	(6)%
Consultants and other	443	419	6%	382	16%

Total headcount	3,768	3,813	(1)%	3,910	(4)%

Revenue per headcount	$89,474	$99,883	(10)%	$98,707	(9)%

Revenue per compensation and benefits dollar	$3.86	$3.81	1%	$3.67	5%

Book value per share	$5.75	$5.65	2%	$4.68	23%
Tangible book value per share	$4.33	$4.30	1%	$3.12	39%

Cash & equivalents ($MM)	$731.4	$1,243.6	(41)%	$990.2	(26)%
Free cash ($MM)	$713.0	$717.0	(1)%	$530.1	35%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$79.8	$91.6	(13)%	$62.3	28%
Tax expense	38.5	41.2	(7)%	25.4	51%
Depreciation & amortization	27.0	27.3	(1)%	27.1	0%
Corporate interest expense	11.9	12.5	(5)%	11.4	4%

EBITDA	$157.2	$172.7	(9)%	$126.2	25%

Interest coverage	13.2	13.8	(4)%	11.1	20%

Active retail brokerage accounts	2,895,106	2,901,140	0%	2,854,900	1%
Active banking accounts	632,328	627,567	1%	657,646	(4)%

Total active accounts end of period	3,527,434	3,528,707	0%	3,512,546	0%

Total customer households end of period	2,703,373	2,699,857	0%	2,678,409	1%

Gross new accounts	166,868	168,519	N.M.	169,593	N.M.
Inactive accounts	(103,090)	(98,052)	N.M.	(128,002)	N.M.
Customer closed accounts	(65,051)	(65,436)	N.M.	(73,038)	N.M.

Net new accounts	(1,273)	5,031	N.M.	(31,447)	N.M.

Net new households	3,516	1,906	N.M.	68,673	N.M.

Total client assets in investing accounts ($B)	$71.4	$76.9	(7)%	$60.3	18%
Total deposits in banking accounts ($B)	12.0	11.8	2%	11.5	4%

Total assets / deposits in customer accounts ($B)	$83.4	$88.7	(6)%	$71.8	16%

Average assets per household	$30,860	$32,869	(6)%	$26,809	15%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

BROKERAGE METRICS	Qtr ended 9/30/04	Qtr ended 6/30/04	Qtr ended 9/30/04 vs. Qtr ended 6/30/04	Qtr ended 9/30/03	Qtr ended 9/30/04 vs. Qtr ended 9/30/03
Trading days	64.0	62.0	N.M.	63.5	N.M.

Daily Average Revenue Trades (DARTs)
Total Retail	62,771	79,675	(21)%	84,229	(25)%
- US	53,050	69,073	(23)%	75,605	(30)%
- International	9,721	10,602	(8)%	8,624	13%
Professional	34,633	47,758	(27)%	48,332	(28)%

Total DARTs	97,404	127,433	(24)%	132,561	(27)%

Total revenue trades (MM)	6.2	7.9	(21)%	8.4	(26)%

Average commission per revenue trade	$10.27	$10.02	2%	$11.03	(7)%

Market Making
Equity shares traded (MM)	65,037	89,792	(28)%	18,460	252%
Average revenue capture per 1,000 equity shares	$0.234	$0.274	(14)%	$1.167	(80)%
% of Bulletin Board equity shares to total equity shares	95.4%	96.1%	(1)%	77.2%	18%

End of period margin debt ($B)	$2.04	$2.07	(1)%	$1.45	40%
Average margin debt ($B)	$2.04	$2.13	(4)%	$1.24	65%

Active retail brokerage accounts	2,895,106	2,901,140	0%	2,854,900	1%

Gross new brokerage accounts	105,870	130,793	N.M.	127,384	N.M.
Inactive accounts	(103,090)	(98,052)	N.M.	(129,963)	N.M.
Customer closed accounts	(8,814)	(12,037)	N.M.	(13,206)	N.M.

Net new brokerage accounts	(6,034)	20,704	N.M.	(15,785)	N.M.

New client assets ($MM)	$2,717	$3,846	(29)%	$2,385	14%
Client asset outflow from closed accounts ($MM)	(410)	(492)	17%	(410)	0%

Net new client assets ($MM)	$2,307	$3,354	(31)%	$1,975	17%

Total Client Assets ($B)
Security holdings	$45.8	$47.7	(4)%	$38.0	21%
Cash (including money market funds)	4.7	5.7	(18)%	7.6	(38)%
Unexercised options (vested)	20.9	23.5	(11)%	14.7	42%

Total client assets in investing accounts	$71.4	$76.9	(7)%	$60.3	18%

Total client assets per active account	$24,662	$26,508	(7)%	$21,122	17%

Unexercised options (unvested) ($B)	$13.9	$17.1	(19)%	$10.8	29%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

BANKING METRICS	Qtr ended 9/30/04	Qtr ended 6/30/04	Qtr ended 9/30/04 vs. Qtr ended 6/30/04	Qtr ended 9/30/03	Qtr ended 9/30/04 vs. Qtr ended 9/30/03
Gross new banking accounts	60,998	37,726	N.M.	42,209	N.M.
Inactive accounts	—	—	N.M.	1,961	N.M.
Customer closed accounts	(56,237)	(53,399)	N.M.	(59,832)	N.M.

Net new banking accounts	4,761	(15,673)	N.M.	(15,662)	N.M.

Direct mortgage originations ($B)	$0.6	$1.3	(50)%	$2.4	(73)%
Correspondent mortgage originations ($B)	$0.6	$1.7	(65)%	$1.7	(65)%
Consumer loan originations, incl HELOCs ($B)	$0.6	$0.8	(26)%	$0.7	(19)%
Acquired consumer loans ($B)	$1.1	$0.2	430%	$—	N.M.
Mortgage pipeline (end of period) ($B)	$0.4	$0.3	31%	$0.5	(20)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$41	$260	(84)%	$383	(89)%
Trading securities	625	764	(18)%	774	(19)%
Investment securities, available-for-sale	3,251	3,029	7%	2,094	55%
Mortgage securities, available-for-sale	8,658	8,406	3%	6,972	24%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	6,468	5,713	13%	3,207	102%
- Consumer loans, net	4,437	4,290	3%	4,314	3%
- Other	—	1	N.M.	1	N.M.
Other assets	710	736	(4)%	643	10%

Total assets	$24,190	$23,199	4%	$18,388	32%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$9,448	$8,929	6%	$7,546	25%
CDs	2,579	2,909	(11)%	3,988	(35)%

Total	$12,027	$11,838	2%	$11,534	4%

Bank interest rate spread (basis points)	213	205	4%	133	60%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.35%	0.29%	0.06%	0.44%	(0.09)%
Provision as a % of average held-for-investment loans, net (annualized)	0.37%	0.34%	0.03%	0.51%	(0.14)%
Allowance as a % of total ending gross held-for-investment loans	0.41%	0.43%	(0.02)%	0.50%	(0.09)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.17%	0.18%	(0.01)%	0.32%	(0.15)%
Total loan loss allowance as a % of total non-performing loans, net	240%	232%	8%	156%	84%

Tier 1 Capital Ratio (5)	5.94%	5.98%	(0.04)%	6.16%	(0.22)%
Risk Weighted Capital Ratio (5)	11.24%	11.81%	(0.57)%	12.50%	(1.26)%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

Activity in Allowance for Loan Losses

	Three Months Ending September 30, 2004
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 6/30/04	$10,639	$30,299	$40,938
Purchase Reserve	—	1,548	1,548
Provision for loan losses	2,765	6,380	9,145
Charge-offs, net	(365)	(8,372)	(8,737)

Allowance for loan losses, ending 9/30/04	$13,039	$29,855	$42,894

Bank Average Balance Data

	Three Months Ended September 30, 2004			Three Months Ended September 30, 2003
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$10,305,473	$124,835	4.85%	$7,431,318	$85,768	4.62%
Interest-bearing deposits	110,136	963	3.48%	337,595	1,573	1.85%
Mortgage-backed and related available-for-sale securities	8,579,174	86,137	4.02%	6,545,038	63,462	3.88%
Available-for-sale investment securities	3,314,544	33,981	4.10%	2,033,425	22,118	4.35%
Investment in FHLB stock	100,460	882	3.49%	79,236	649	3.25%
Trading securities	681,326	5,528	3.24%	410,976	3,244	3.16%

Total interest-earning banking assets (6)	23,091,113	$252,326	4.37%	16,837,588	$176,814	4.20%

Non-interest-earning banking assets	419,246			933,232

Total banking assets	$23,510,359			$17,770,820

Interest-bearing banking liabilities:
Retail deposits	$11,516,741	$41,042	1.42%	$9,032,367	$62,975	2.77%
Brokered certificates of deposit	378,241	2,381	2.50%	345,357	2,175	2.50%
FHLB advances	1,117,619	12,732	4.46%	849,147	11,661	5.37%
Other borrowings	9,038,526	67,902	2.94%	5,983,488	40,670	2.66%

Total interest-bearing banking liabilities	22,051,127	$124,057	2.24%	16,210,359	$117,481	2.87%

Non-interest bearing banking liabilities	346,631			605,868

Total banking liabilities	22,397,758			16,816,227
Total banking shareholder’s equity	1,112,601			954,593

Total banking liabilities and shareholder’s equity	$23,510,359			$17,770,820

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$1,039,986			$627,229

Net interest spread		$128,269	2.13%		$59,333	1.33%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

Free Cash, EBITDA and Interest Coverage

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

Additionally, management utilizes EBITDA and interest coverage to measure business performance. EBITDA is defined as net income (loss) from continuing operations before corporate interest expense, taxes and depreciation & amortization. Interest coverage is defined as EBITDA divided by corporate interest expense.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

(1) For the three months ended June 30, 2004 and the nine months ended September 30, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $7.4 million for the three months ended June 30, 2004, and $17.5 million for the nine months ended September 30, 2004. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 39.9 million for the three months ended June 30, 2004 and 31.8 million for the nine months ended September 30, 2004. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(2) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank, which began in the third quarter of 2003. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as advertising and market development expense and Brokerage reflects this payment as other revenues.

(3) Amounts and percentages may not calculate due to rounding.

(4) Consolidated operating margin is defined as income before other income, income taxes and discontinued operations divided by net revenues. Operating margin for Brokerage and Bank is based on segment results.

(5) Q304 estimate.

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2004

(6) Amounts include a taxable equivalent increase in interest income of $2.2 million for the three months ended September 30, 2004 and $0.6 million for the three months ended September 30, 2003.